Exhibit 10.1

AMENDMENT NO. 1 TO CREDIT AGREEMENT

This AMENDMENT NO. 1 TO CREDIT AGREEMENT (this “Amendment”) dated as of March 5, 2019, is made among CHARAH SOLUTIONS, INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”), the Lenders party hereto, and the undersigned Guarantors. Each capitalized term used and not otherwise defined in this Amendment has the definition specified in the Credit Agreement described below.

RECITALS:

A.The Borrower, the Guarantors, the Administrative Agent and certain financial institutions party thereto from time to time (the “Lenders”) have entered into that certain Credit Agreement dated as of September 21, 2018 (as amended restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrower a Revolving Facility and a Term Facility.

B.The Borrower has requested that the Credit Agreement be amended as set forth herein.

C.The Administrative Agent and the Lenders party hereto are willing to amend the Credit Agreement on the terms and conditions set forth herein.

In consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

Section 1.    Amendments to Credit Agreement. Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties set forth herein, Section 7.02(f) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“(f)    Indebtedness in respect of (i) financing the cost of acquiring, repairing, improving or installing property, (ii) Capitalized Leases and (iii) purchase money obligations for fixed or capital assets within the limitations set forth in Section 7.01(d) in an aggregate amount at any time outstanding for all such Indebtedness not to exceed $50,000,000 (including, within such limit, any refinancings, refundings, renewals or extensions thereof; provided that the amount of such Indebtedness is not increased at the time of such refinancing, refunding, renewal or extension except by an amount equal to a reasonable premium or other reasonable amount paid, and fees and expenses reasonably incurred, in connection with such refinancing);”

Section 2.    Effectiveness; Conditions Precedent. This Amendment, and the amendments contained herein, shall not be effective until the satisfaction of each of the following conditions precedent:

(a)    The Administrative Agent’s receipt of this Amendment, duly executed by each of the Loan Parties, the Administrative Agent and the Required Lenders.

(b)    All fees and expenses payable to the Administrative Agent (including the fees and expenses of counsel to the Administrative Agent) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

Without limiting the generality of the provisions in Article IX of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the date hereof specifying its objection thereto.

Section 3.     Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower and each Guarantor represents and warrants to the Administrative Agent and such Lenders as follows:

(a)The representations and warranties made by it in Article V of the Credit Agreement, and by each Loan Party in each of the Loan Documents to which such Loan Party is a party, or in any document furnished at any time under or in connection therewith, are (i) with respect to representations and warranties that contain a materiality qualification, true and correct in all respects as of the date hereof and (ii) with respect to representations and warranties that do not contain a materiality qualification, true and correct in all material respects on and as of the date hereof, except in each case (A) to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date and (B) the representations and warranties contained in Sections 5.05(a) and (b) shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively;

(b)Since the date of the most recent financial reports of the Borrower and its Subsidiaries delivered pursuant to Section 6.01(a) of the Credit Agreement, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;

(c)This Amendment has been duly authorized, executed and delivered by the Borrower and each Guarantor and constitutes a legal, valid and binding obligation of the Borrower and each Guarantor, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(d)As of the date hereof and after giving effect to this Amendment, no Default or Event of Default has occurred that is continuing.

Section 4.    Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 11.01 of the Credit Agreement.

Section 5.    Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms. Each of the Borrower and each Guarantor hereby consents to, acknowledges and agrees to the amendments provided for herein and confirms and ratifies in all respects the Loan Documents to which such Person is a party (including, without limitation, the continuation of such Person’s payment and performance obligations thereunder, in each case upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of each such Loan Document against such Person in accordance with its terms.

Section 6.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

Section 7.    Governing Law; Jurisdiction, Etc. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, and shall be further subject to the provisions of Sections 11.14 and 11.15 of the Credit Agreement.

Section 8.    Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

Section 9.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, each Guarantor, the Administrative Agent and each Lender, and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 11.06 of the Credit Agreement.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

CHARAH SOLUTIONS, INC.,
a Delaware corporation

By:	/s/ Nick Jacoby
Name:	Nick Jacoby
Title:	Treasurer & Chief Financial Officer

GUARANTORS:

ALLIED POWER HOLDINGS, LLC,
a Delaware limited liability company

By:	Charah Solutions, Inc.
its sole member and sole manager

By:	/s/ Nick Jacoby
Name:	Nick Jacoby
Title:	Treasurer & Chief Financial Officer

ALLIED POWER INTERNATIONAL, LLC,
a Delaware limited liability company

By:	/s/ D. Ron McCall
Name:	D. Ron McCall
Title:	Manager

ALLIED POWER MANAGEMENT, LLC,
a Delaware limited liability company

By:	Allied Power Sole Member, LLC,
its sole member

By:	Allied Power Holdings, LLC,
its sole member

By:	Charah Solutions, Inc.
its sole member and sole manager

By:	/s/ Nick Jacoby
Name:	Nick Jacoby
Title:	Treasurer & Chief Financial Officer

Charah Solutions, Inc.
Amendment No. 1 to Credit Agreement
Signature Page

ALLIED POWER RESOURCES, LLC,
a Delaware limited liability company

By:	Allied Power Management, LLC,
its sole member

By:	Allied Power Holdings, LLC,
its sole member

By:	Charah Solutions, Inc.
its sole member and sole manager

By:	/s/ Nick Jacoby
Name:	Nick Jacoby
Title:	Treasurer & Chief Financial Officer

ALLIED POWER SERVICES, LLC,
a Delaware limited liability company

By:	Allied Power Management, LLC,
its sole member

By:	Allied Power Holdings, LLC,
its sole member

By:	Charah Solutions, Inc.
its sole member and sole manager

By:	/s/ Nick Jacoby
Name:	Nick Jacoby
Title:	Treasurer & Chief Financial Officer

ALLIED POWER SOLE MEMBER, LLC,
a Delaware limited liability company

By:	Allied Power Holdings, LLC,
its sole member

By:	Charah Solutions, Inc.
its sole member and sole manager

By:	/s/ Nick Jacoby
Name:	Nick Jacoby
Title:	Treasurer & Chief Financial Officer

Charah Solutions, Inc.
Amendment No. 1 to Credit Agreement
Signature Page

ASH MANAGEMENT SERVICES, LLC,
a Kentucky limited liability company

By:	Charah, LLC
its sole member and sole manager

By:	/s/ Nick Jacoby
Name:	Nick Jacoby
Title:	Treasurer & Chief Financial Officer

CHARAH MANAGEMENT LLC,
a Delaware limited liability company

By:	Charah Solutions, Inc.
its sole member and sole manager

By:	/s/ Nick Jacoby
Name:	Nick Jacoby
Title:	Treasurer & Chief Financial Officer

CHARAH PLANT SERVICES, LLC,
a Delaware limited liability company

By:	Allied Power Management, LLC,
its sole member

By:	Allied Power Holdings, LLC,
its sole member

By:	Charah Solutions, Inc.
its sole member and sole manager

By:	/s/ Nick Jacoby
Name:	Nick Jacoby
Title:	Treasurer & Chief Financial Officer

Charah Solutions, Inc.
Amendment No. 1 to Credit Agreement
Signature Page

CHARAH SOLE MEMBER LLC,
a Delaware limited liability company

By:	Charah Management LLC
its sole member and managing manager

By:	Charah Solutions, Inc.
its sole member and sole manager

By:	/s/ Nick Jacoby
Name:	Nick Jacoby
Title:	Treasurer & Chief Financial Officer

CHARAH, LLC,
a Kentucky limited liability company

By:	Charah Sole Member LLC,
its sole member and sole manager

By:	Charah Management LLC,
its sole member and managing member

By:	Charah Solutions, Inc.
its sole member and sole manager

By:	/s/ Nick Jacoby
Name:	Nick Jacoby
Title:	Treasurer & Chief Financial Officer

MERCURY CAPTURE BENEFICIATION, LLC,
a Delaware limited liability company

By:	Charah, LLC
its sole manager

By:	/s/ Nick Jacoby
Name:	Nick Jacoby
Title:	Treasurer & Chief Financial Officer

Charah Solutions, Inc.
Amendment No. 1 to Credit Agreement
Signature Page

MERCURY CAPTURE INTELLECTUAL PROPERTY, LLC,
a Delaware limited liability company

By:	Charah, LLC
its sole manager

By:	/s/ Nick Jacoby
Name:	Nick Jacoby
Title:	Treasurer & Chief Financial Officer

NUTEK MICRO-GRINDING, LLC,
a Connecticut limited liability company

By:	Charah, LLC
its sole manager

By:	/s/ Nick Jacoby
Name:	Nick Jacoby
Title:	Treasurer & Chief Financial Officer

SCB INTERNATIONAL HOLDINGS, LLC,
a Delaware limited liability company

By:	Charah, LLC
its sole member and sole manager

By:	/s/ Nick Jacoby
Name:	Nick Jacoby
Title:	Treasurer & Chief Financial Officer

SCB TRADING, LLC,
a Connecticut limited liability company

By:	Charah, LLC
its sole manager

By:	/s/ Nick Jacoby
Name:	Nick Jacoby
Title:	Treasurer & Chief Financial Officer

Charah Solutions, Inc.
Amendment No. 1 to Credit Agreement
Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Charlene Wright-Jones
Name:	Charlene Wright-Jones
Title:	Vice President

Charah Solutions, Inc.
Amendment No. 1 to Credit Agreement
Signature Page

LENDERS:

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swingline Lender

By:	/s/ John M. Hall
Name:	John M. Hall
Title:	Senior Vice President

Charah Solutions, Inc.
Amendment No. 1 to Credit Agreement
Signature Page

REGIONS BANK,
as a Lender

By:	/s/ Adam Muhib
Name:	Adam Muhib
Title:	Director

Charah Solutions, Inc.
Amendment No. 1 to Credit Agreement
Signature Page

FIFTH THIRD BANK,
as a Lender

By:	/s/ James A. Rissler
Name:	James A. Rissler
Title:	Vice President

Charah Solutions, Inc.
Amendment No. 1 to Credit Agreement
Signature Page

FIRST TENNESSEE BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Patrick D. Wredling
Name:	Patrick D. Wredling
Title:	Vice President

Charah Solutions, Inc.
Amendment No. 1 to Credit Agreement
Signature Page

SYNOVUS BANK,
as a Lender

By:	/s/ Joe Dillingham
Name:	Joe Dillingham
Title:	Director, Corporate Banking

Charah Solutions, Inc.
Amendment No. 1 to Credit Agreement
Signature Page

PINNACLE BANK,
as a Lender

By:	/s/ Richard P. Seadler, II
Name:	Richard P. Seadler, II
Title:	Senior Vice President

Charah Solutions, Inc.
Amendment No. 1 to Credit Agreement
Signature Page

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Mark R Mick
Name:	Mark R Mick
Title:	Vice President

Charah Solutions, Inc.
Amendment No. 1 to Credit Agreement
Signature Page